Exhibit 10.8.1

                                 FIRST AMENDMENT TO
                           MANAGEMENT SERVICES AGREEMENT


       This First Amendment to the Management Services Agreement (this "Amendment") is entered into as of October 7, 1998, by and between First Analysis Securities Corporation, an Illinois corporation ("First Analysis"), and The Cobalt Group, Inc., a Washington corporation (the "Company").

                                      RECITALS

       A. The Company and First Analysis are parties to a Management Services Agreement, dated as of February 28, 1997 (the "Agreement").

       B. The Company has entered into a purchase agreement, of even date herewith (the "Series B Purchase Agreement") with Warburg, Pincus Equity Partners, L.P. ("WPEP").

       C. The Company and First Analysis desire to amend the Agreement to induce WPEP to enter into the Series B Purchase Agreement.

                                     AGREEMENT

       1. AMENDMENT TO SECTION 3. Section 3 is hereby amended in its entirety to read as follows:

       "First Analysis shall be entitled to receive from the Company a fee of $150,000 for its services under this Agreement. This fee shall be payable upon the earlier of (a) the completion by the Company of a Qualified Public Offering (as defined in the Company's Amended and Restated Shareholders Agreement) or (b) a liquidation of the Company (as defined in the Company's Amended and Restated Articles of Incorporation) so long as in such liquidation the Purchaser (as defined in the Series B and B-1 Preferred Stock Purchase Agreement of the Company dated October 7, 1998) receives the full liquidation preference to which it is entitled in such liquidation pursuant to the Company's Amended and Restated Articles of Incorporation."

       2. NO OTHER AMENDMENTS. Except as expressly amended as set forth above, the Management Services Agreement shall remain in full force and effect in accordance with its terms.

       IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first written above.

                                     THE COBALT GROUP, INC.


                                     By:
                                        -------------------------------------

                                     Its:
                                         ------------------------------------

                                     FIRST ANALYSIS SECURITIES CORPORATION


                                     By:
                                        -------------------------------------

                                     Its:
                                         ------------------------------------